UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2015

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21

(Exact name of issuing entity as specified in its charter)

Morgan Stanley Capital I Inc.

(Exact name of depositor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

Bank of America, National Association

Starwood Mortgage Funding III LLC

CIBC Inc.

(Exact name of sponsors as specified in their charters)

38-3952108
38-3952109
38-3952110
New York	333-180779-14	38-7127950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, MD	21045
(Address of Principal Executive Offices)	(Zip Code)

Telephone number, including area code:  (410) 884-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 6 - Asset-Backed Securities

Item 6.02 - Change of Servicer or Trustee.

Effective as of June 30, 2015, Bellwether Enterprise Real Estate Capital, LLC ("Bellwether") has acquired the assets of and assumed the subservicing obligations of Capital Advisors, Inc. ("Capital Advisors") with respect to the mortgage loans being subserviced by Capital Advisors pursuant to a Subservicing Agreement with KeyBank dated as of February 1, 2015 and concerning the mortgage loans below.

Loan No.	Property Name
23	Peak 10 Office Building
32	1523-1535 Elizabeth Avenue

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

(Depositor)

/s/ Stephen W. Holmes

Stephen W. Holmes, Authorized Signatory

Date: July 6, 2015